UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2005
NNN 2003 Value Fund, LLC
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-51295 (Commission File Number)	20-122092 (IRS Employer Identification No.)
1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices) (Zip Code)
(877) 888-7348
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Members
NNN 2003 Value Fund, LLC
     We have audited the accompanying statement of revenues and certain expenses of Woodside Corporate Park Property (the “Property”) for the year ended December 31, 2004. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses. It is not intended to be a complete presentation of the Property’s revenues and expenses.
     In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of the Property for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche, LLP
Los Angeles, California
December 12, 2005

Woodside Corporate Park Property
Statements of Revenues and Certain Expenses
For the period from January 1 through September 30, 2005 (unaudited)
and the year ended December 31, 2004

	Period from
	January 1, 2005
	through
	September 30, 2005	Year Ended
	(date of acquisition)	December 31, 2004
REVENUES:
Lease rentals	$1,319,000	$1,676,000
Tenant reimbursements and other income	193,000	199,000

Total revenues	1,512,000	1,875,000

CERTAIN EXPENSES:
Operations and maintenance	114,000	195,000
Real estate taxes	166,000	205,000
Electricity, water and gas utilities	195,000	241,000
Management fees	91,000	92,000
General and administrative	125,000	137,000

Total certain expenses	691,000	870,000

REVENUES IN EXCESS OF CERTAIN EXPENSES	$821,000	$1,005,000

See accompanying notes to statements of revenues and certain expenses.

Woodside Corporate Park Property
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the period from January 1 through September 30, 2005 (unaudited)
and the year ended December 31, 2004
Note 1. Basis of Presentation
     Woodside Corporate Park — Beaverton, Oregon
     On September 30, 2005, NNN 2003 Value Fund, LLC purchased a 100% interest in five office buildings at Woodside Corporate Park, or the Property, totaling 193,000 square feet of gross leaseable area which is 57.4% occupied. The Property is part of the 13-building Woodside Corporate Park master-planned office campus located in Beaverton, a suburb of Portland, Oregon. The total purchase price for the Property was $22,862,000. The property was financed with a mortgage loan in the amount of $15,915,000, which bears interest at one-month LIBOR plus 335 basis points (7.2% as of September 30, 2005). Triple Net Properties Realty, Inc., or Realty, was paid a sales commission of $579,000, or 2.5% of the purchase price, of which 75% was passed through to Triple Net Properties, LLC, or our Manager, pursuant to the agreement between our Manager and Realty, or the Realty-Triple Net Agreement. Our Manager and Realty are 36% and 84%, respectively, owned by Anthony W. Thompson, Chief Executive Officer of our Manager and Chairman of our Manager’s Board of Directors.
     The accompanying statements of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of the Property for the nine months ended September 30, 2005 and the year ended December 31, 2004 due to the exclusion of certain expenses, including interest, depreciation and amortization expense, which may not be comparable to the proposed future operations of the Property.
Note 2. Summary of Significant Accounting Policies and Practices
     (a) Revenue Recognition
     All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred.
     (b) Use of Estimates
     Our Manager has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to prepare the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.
     (c) Unaudited Interim Information
     The statement of revenues and certain expenses for the period from January 1, 2005 through September 30, 2005 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

Woodside Corporate Park Property
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the period from January 1 through September 30, 2005 (unaudited)
and the year ended December 31, 2004
Note 3. Minimum Future Lease Rental
     The Property has entered into various lease agreements with tenants that expire at various dates through 2010 and are subject to scheduled fixed increases in base rent. As of December 31, 2004, the minimum future cash rents receivable under the noncancelable operating lease in each of the next five years and thereafter are as follows:

Year Ending December 31:	Woodside Corporate Park
2005	$1,655,000
2006	1,605,000
2007	1,388,000
2008	818,000
2009	354,000
Thereafter	18,000

$5,838,000

     The leases also require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are not included in the amounts above.
Note 4. Tenant Concentration
     For the nine months ended September 30, 2005, the following tenants accounted for 10% or more of the annual rental income for the Property:

			% Aggregate
	Date of Lease	Aggregate Annual	Annual Rental
Tenant Name	Expiration	Rental Income	Income
Veritas Software	4/30/08	$490,000	37.1%
Bright Horizons Family Solutions, Inc.	5/31/07	$141,000	10.7%
     If these tenants were to default on their leases, future revenue of the Property would be materially and adversely impacted.
     For the year ended December 31, 2004, the following tenants accounted for 10% or more of the annual rental income for the Property:

			% Aggregate
	Date of Lease	Aggregate Annual	Annual Rental
Tenant Name	Expiration	Rental Income	Income
Veritas Software	4/30/08	$647,000	39.1%
Bright Horizons Family Solutions, Inc.	5/31/07	$185,000	11.2%
     If these tenants were to default on their leases, future revenue of the Property would be materially and adversely impacted.
Note 5. Commitments and Contingencies
     Litigation
     The Property is subject to legal claims in the ordinary course of business as a property owner. Our Manager believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Woodside Corporate Park Property
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the period from January 1 through September 30, 2005 (unaudited)
and the year ended December 31, 2004
     Environmental Matters
     In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and our Manager is not aware of any other environmental condition that they believe will have a material adverse effect on the Property’s results of operations.
Note 6. Related Parties
     Property management services were provided by an affiliated entity of the former owners and operators of the Property. Management fees were based on 5.0% of monthly gross operating receipts plus additional direct management expenses. Management fees of $92,000 and $91,000 for the year ended December 31, 2004 and for the period from January 1, 2005 through September 30, 2005, respectively, are included in management fees expense in the accompanying statements of revenues and certain expenses. Additionally for the year ended December 31, 2004, and for the period from January 1, 2005 through September 30, 2005, respectively, $30,000 and $23,000 of other direct management expenses were allocated to the Property by the former owners and operators and are included in general and administrative expenses in the accompanying statements of revenues and certain expenses.
     Conference room and management offices were provided by an affiliated entity of the former owners and operators of the Property. Conference room and management offices expenses of $7,000 and $5,000 for the year ended December 31, 2004 and the period from January 1, 2005 through September 30, 2005, respectively, are included in general and administrative expense in the accompanying statements of revenues and certain expenses.
     Property insurance of $23,000 and $13,000 for the year ended December 31, 2004 and the period from January 1, 2005 through September 30, 2005, respectively, was charged by an affiliated entity of the former owners and operators of the Property for obtaining insurance coverage under a master insurance policy.

NNN 2003 VALUE FUND, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND THE
YEAR ENDED DECEMBER 31, 2004
     The following unaudited pro forma consolidated statements of operations, or the pro forma financial statements, give effect to our 2004 and 2005 acquisitions, which remain in continuing operations, and are presented for illustrative purposes only. These pro forma statements of operations are not necessarily indicative of the results of operations of future periods or the results that would have been realized had our acquisitions, including the purchase of Woodside Corporate Park and Interwood, been acquired by us as of January 1, 2004. We have excluded the results of Satellite Place, Oakey Building, Financial Plaza, and Southwood, which were either disposed of or classified as discontinued operations. The pro forma financial statements are qualified in their entirety by reference to and should be read in conjunction with our historical consolidated financial statements and the statements of revenues and certain expenses of Interwood and Woodside, including the notes thereto.
     The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2005 and the year ended December 31, 2004 are based on our historical consolidated statement of operations for the same period and give effect to the 2004 and 2005 acquisitions as if they had occurred as of the beginning of the period presented. The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

	Pro Forma Condensed Consolidated Statement of Operations for the
	Nine Months Ended September 30, 2005
	Company		Interwood		Company Pro
	Historical(A)	Adjustments(B)	(C)	Woodside (C)	Forma
Rental income	$1,248,000	$—	$76,000	$1,384,000	$2,708,000

Rental expenses	650,000	—	14,000	309,000	973,000
Property taxes and assessments	356,000	—	17,000	166,000	539,000
Insurance	26,000	—	1,000	13,000	40,000
Management fees	44,000	—	2,000	66,000	112,000
General and administrative	405,000	(5,000)	—	112,000	512,000
Interest expense	574,000	—	27,000	781,000	1,382,000
Depreciation and amortization.	450,000	—	20,000	1,001,000	1,471,000

	2,505,000	(5,000)	81,000	2,448,000	5,029,000

Loss before other income (expense) and minority interests	(1,257,000)	5,000	(5,000)	(1,064,000)	(2,321,000)
Other Income:
Gain on sale of marketable securities	94,000	—	—		94,000
Interest and dividend income	277,000	—	—		277,000
Equity in earnings (loss) and gain on sale of unconsolidated real estate	1,871,000	(411,000)	—	—	1,460,000

Income (loss) before minority interests	985,000	(406,000)	(5,000)	(1,064,000)	(490,000)
Minority interests	(258,000)	—	—	—	(258,000)

Income (loss) from continuing operations	$727,000	$(406,000)	$(5,000)	$(1,064,000)	$(748,000)

Income (loss) per member unit — basic and diluted continuing operations	$72.70				$(74.80)

Weighted-average number of member units outstanding — basic and diluted	10,000				10,000

	Pro Forma Condensed Consolidated Statement of Operations for the
	Year Ended December 31, 2004
	Company		Interwood		Company Pro
	Historical(A)	Adjustments(B)	(C)	Woodside (C)	Forma
Rental income	$653,000	$(1,000)	$964,000	$1,626,000	$3,242,000

Rental expenses	741,000	—	189,000	445,000	1,375,000
Property taxes and assessments.	279,000	—	209,000	205,000	693,000
Insurance	27,000	—	22,000	23,000	72,000
Management fees	37,000	—	66,000	83,000	186,000
General and administrative	339,000	(7,000)	24,000	104,000	460,000
Interest expense	638,000	—	320,000	841,000	1,799,000
Depreciation and amortization	286,000	—	303,000	1,334,000	1,923,000

	2,347,000	(7,000)	1,133,000	3,035,000	6,508,000

Income (loss) before other income (expense) and minority interests	(1,694,000)	6,000	(169,000)	(1,409,000)	(3,266,000)
Other Income:
Interest income	86,000	—	—		86,000
Equity in loss of unconsolidated real estate	(682,000)	51,000	—	—	(631,000)

Loss before minority interests	(2,290,000)	57,000	(169,000)	(1,409,000)	(3,811,000)
Minority interests	133,000	—	—	—	133,000

Loss from continuing operations	$(2,157,000)	$57,000	$(169,000)	$(1,409,000)	$(3,678,000)

Loss per member unit — basic and diluted continuing operations	$(350.28)				$(597.27)

Weighted-average number of member units outstanding — basic and diluted	6,158				6,158

(A)	Amounts derived from our September 30, 2005 and December 31, 2004 financial statements

(B)	Adjustments required to remove results of investments in unconsolidated properties sold or listed for sale:
•	NNN Emerald Plaza, LLC (sold November 10, 2005);

•	NNN Enterprise Technology, LLC (listed for sale March 31, 2005); and

•	NNN 801 K Street, LLC (sold August 26, 2005)
(C)	Adjustments required to report the pro-forma performance of the acquisition for the period January 1 through the earlier of the period ended or the acquisition date:
•	Interwood (date of acquisition January 26, 2005)

•	Woodside (date of acquisition September 30, 2005)
     Rental income includes the effect of amortizing the capitalized intangible associated with above and below market in-place leases over the term of such leases. Interest is based on borrowings at date of acquisition and includes amortization of deferred financing costs. Depreciation is calculated based on the Property’s depreciable basis using the straight line method over the Property’s estimated useful live. Amortization expense includes the straight line amortization of other acquired intangibles resulting from purchase accounting over the remaining term of the in-place leases. Management fees have been estimated based on a rate of 5% of gross historical property revenue, which reflects our current management agreement. Certain general and administrative expenses were decreased for expenses that are included under our current management agreement. Adjustments were made for incremental property tax expense assuming our acquisition price and historical property tax rate.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

Date: December 13, 2005	By:	/s/ Richard T. Hutton, Jr.
Richard T. Hutton, Jr.
Chief Executive Officer